UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2018

WRKCo Inc.

(Exact name of registrant as specified in charter)

Delaware	001-37484	47-3335141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1000 Abernathy Road, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

(770) 448-2193

(Registrant’s telephone number, including area code)

WestRock Company

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 2, 2018, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 28, 2018, among WRKCo Inc. (formerly known as WestRock Company) (“WRKCo”), KapStone Paper and Packaging Corporation (“KapStone”), WestRock Company (formerly known as Whiskey Holdco, Inc.) (“Holdco” or “WestRock”), Whiskey Merger Sub, Inc. and Kola Merger Sub, Inc., Holdco acquired all of the outstanding shares of KapStone through a transaction in which: (i) Whiskey Merger Sub, Inc. merged with and into WRKCo, with WRKCo surviving such merger as a wholly owned subsidiary of Holdco (the “WestRock Merger”) and (ii) Kola Merger Sub, Inc. merged with and into KapStone, with KapStone surviving such merger as a wholly owned subsidiary of Holdco (the “KapStone Merger” and, together with the WestRock Merger, the “Mergers”). As a result of the Mergers, among other things, Holdco became the ultimate parent of WRKCo, KapStone and their respective subsidiaries. Effective as of the effective time of the Mergers (the “Effective Time”), Holdco changed its name to “WestRock Company” and WRKCo changed its name to “WRKCo Inc.”.

The Mergers and the Merger Agreement were previously described in the Registration Statement on Form S-4 (Registration No. 333-223964) filed by Holdco (as amended, the “Registration Statement”) and the definitive proxy statement/prospectus of KapStone and Holdco, dated August 1, 2018 (the “Proxy Statement/Prospectus”).

This Current Report on Form 8-K is being filed for the purpose of disclosing certain events with respect to WRKCo in connection with the consummation of the Mergers.

Item 1.01. Entry Into a Material Definitive Agreement.

Credit Agreements

In connection with the Mergers, WRKCo, WestRock and certain of its subsidiaries entered into (i) a joinder to the credit agreement, dated July 1, 2015 (the “2015 Credit Agreement”), with Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent and multicurrency agent, (ii) a joinder to the credit agreement, dated October 31, 2017 (the “2017 Credit Agreement”), with Wells Fargo, as administrative agent, and (iii) a joinder to the credit agreement, dated April 27, 2018 (the “European Revolving Credit Agreement”), with Coöperatieve Rabobank U.A., New York Branch, as administrative agent. In connection with the Mergers, WestRock and certain of its subsidiaries also entered into a joinder to the credit agreement, dated July 1, 2015 (the “Farm Loan Credit Agreement” and, together with the 2015 Credit Agreement, the 2017 Credit Agreement and the European Revolving Credit Agreement, the “Specified Credit Agreements”), with CoBank, ACB, as administrative agent (this joinder and the joinders described in clauses (i) through (iii) in the previous sentence, collectively, the “Joinders”).

The Joinders, among other things, add WestRock as a party to, and a guarantor under, each of the Specified Credit Agreements.

The foregoing summary of the Joinders does not purport to be complete and is subject to and qualified in its entirety by reference to the Joinders, copies of which are filed as Exhibits 10.1 through 10.4 hereto and incorporated herein by reference.

As a result of the consummation of the Mergers and the execution of the Joinders, the previously disclosed amendments to the 2015 Credit Agreement, the 2017 Credit Agreement and the Farm Loan Credit Agreement became effective. Such amendments are described in, and attached as Exhibits 10.2, 10.3 and 10.4 to, WRKCo’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 9, 2018.

Supplemental Indentures

WestRock RKT, LLC, a Georgia limited liability company (“RKT”), is a party to (i) an indenture, dated as of February 22, 2012, by and among RKT, the guarantors party thereto and HSBC Bank USA, National Association, as trustee (as supplemented from time to time, the “HSBC RKT Indenture”), under which RKT has issued the 4.450% Senior Notes due 2019 and the 4.900% Senior Notes due 2022 and (ii) an indenture, dated as of September 11, 2012, by and among RKT, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (as supplemented from time to time, the “BONYM RKT Indenture” and, together with the HSBC RKT Indenture, the “RKT Indentures”), under which RKT has issued the 3.500% Senior Notes due 2020 and the 4.000% Senior Notes due 2023.

WestRock MWV, LLC, a Delaware limited liability company (“MWV”), is a party to (i) an indenture, dated as of July 15, 1982, between MWV and Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company), as trustee (as supplemented from time to time, the “1982 Indenture”), under which MWV has issued the 9.830% Notes due 2020; (ii) an indenture, dated as of March 1, 1983, between MWV and The Bank of New York Mellon (as successor to Irving Trust Company), as trustee (as supplemented from time to time, the “1983 Indenture”), under which MWV has issued the 9.750% Debentures due 2020, the 7.500% Sinking Fund Debentures due 2027, the 7.650% Sinking Fund Debentures due 2027, the 8.200% Debentures due 2030 and the 7.950% Debentures due 2031; (iii) an indenture, dated as of February 1, 1993, between MWV and The Bank of New York Mellon (as successor to The First National Bank of Chicago), as trustee (as supplemented from time to time, the “1993 Indenture”), under which MWV has issued the 6.840% Debentures due 2037 and the 7.550% Debentures due 2047; and (iv) and an indenture, dated as of April 2, 2002, between MWV and The Bank of New York Mellon (as successor to the Bank of New York), as trustee (as supplemented from time to time, the “2002 Indenture” and, together with the 1982 Indenture, the 1983 Indenture and the 1993 Indenture, the “MWV Indentures”), under which MWV has issued the 7.375% Notes due 2019 and the 6.800% Debentures due 2032.

WRKCo is a party to an indenture, dated as of August 24, 2017, by and among WRKCo, RKT, MWV and The Bank of New York Mellon Trust Company, N.A., as trustee (as supplemented from time to time, the “WRK Indenture”) under which WRKCo has issued the 3.000% Senior Notes due 2024, the 3.750% Senior Notes due 2025, the 3.375% Senior Notes due 2027 and the 4.000% Senior Notes due 2028.

In connection with the Mergers, WRKCo, WestRock, RKT and MWV entered into supplemental indentures (a) to add WestRock as a guarantor of the obligations of RKT under the RKT Indentures and all outstanding debt securities issued thereunder; (b) to add WestRock as a guarantor of the obligations of MWV under the MWV Indentures and all outstanding debt securities issued thereunder and (c) to add WestRock as a guarantor of the obligations of WRKCo under the WRK Indenture. On November 2, 2018, WRKCo, WestRock, RKT, MWV and the appropriate trustees, entered into (i) Supplemental Indenture No. 4 to the HSBC RKT Indenture; (ii) Supplemental Indenture No. 4 to the BONYM RKT Indenture; (iii) the Eighth Supplemental Indenture to the 1982 Indenture; (iv) the Fourth Supplemental Indenture to the 1983 Indenture; (v) the Fifth Supplemental Indenture to the 1993 Indenture; (vi) the Second Supplemental Indenture to the 2002 Indenture and (vii) the Third Supplemental Indenture to the WRK Indenture ((i) through (vii) together, the “Supplemental Indentures”). The guarantees of WestRock may be released upon the circumstances described in the Supplemental Indentures, including upon the merger with, consolidation into or transfer of substantially all of the assets of any guarantor to another obligor in respect of the applicable RKT Indenture, MWV Indenture or WRK Indenture.

The foregoing summary of the Supplemental Indentures does not purport to be complete and is subject to and qualified in its entirety by reference to the Supplemental Indentures, copies of which are filed as Exhibits 4.1 through 4.7 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 2, 2018, pursuant to the Merger Agreement, the Mergers were consummated and became effective as of the Effective Time. As a result of the Mergers, among other things, WestRock became the ultimate parent of WRKCo, KapStone and their respective subsidiaries. The Mergers and the Merger Agreement were previously described in the Registration Statement and the Proxy Statement/Prospectus.

Pursuant to the Merger Agreement, at the Effective Time (a) each issued and outstanding share of common stock, par value $0.01 per share, of WRKCo (“WRKCo common stock”) was converted into one share of common stock, par value $0.01 per share, of WestRock (“WestRock common stock”) and (b) each issued and outstanding share of common stock, par value $0.0001 per share, of KapStone (“KapStone common stock”) (other than shares of KapStone common stock owned by (i) KapStone or any of its subsidiaries or (ii) any KapStone stockholder who properly exercised appraisal rights with respect to its shares of KapStone common stock in accordance with Section 262 of the Delaware General Corporation Law) was automatically canceled and converted into the right to receive (1) $35.00 in cash, without interest (the “Cash Consideration”), or, at the election of the holder of such share of KapStone common stock, (2) 0.4981 shares of WestRock common stock (the “Stock Consideration”) and cash in lieu of fractional shares, subject to proration procedures designed to ensure that the Stock Consideration would be received in respect of no more than 25% of the shares of KapStone common stock issued and outstanding immediately prior to the Effective Time (the “Maximum Stock Amount”). Each share of KapStone common stock in respect of which a valid election of Stock Consideration was not made by 5:00 p.m. New York City time on September 5, 2018 (the “Election Deadline”) was converted into the right to receive the Cash Consideration.

KapStone stockholders elected to receive Stock Consideration that was less than the Maximum Stock Amount and no proration was required. As a result, KapStone stockholders will receive in the aggregate approximately $3.3 billion in cash and 1,564,992 shares of WestRock common stock, which equals 0.6% of the issued and outstanding shares of WestRock common stock immediately following the Effective Time.

In addition, in accordance with the Merger Agreement, at the Effective Time, WestRock assumed all of the equity-based incentive plans maintained by WRKCo, and all equity-based awards under such plans were converted into an equal number of equity-based awards with respect to WestRock common stock, but otherwise subject to the same terms and conditions as were in effect immediately prior to the Effective Time.

The shares of WRKCo common stock will be suspended from trading on the New York Stock Exchange (the “NYSE”) prior to the open of trading on November 5, 2018. Shares of WestRock common stock will continue regular-way trading on the NYSE using WRKCo’s trading history under the ticker symbol “WRK” immediately following the suspension of trading of WRKCo common stock. The description of WestRock common stock set forth in the Proxy Statement/Prospectus is incorporated herein by reference.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about WRKCo, WestRock or KapStone, and should not be relied upon as disclosure about WRKCo, WestRock or KapStone without consideration of the periodic and current reports and statements that WRKCo, WestRock and KapStone file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships between, and allocate risks among, the parties thereto in relation to the transactions contemplated thereby. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations among the parties, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, such representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and should not be relied upon as statements of fact.

The information set forth in the “Explanatory Note” and Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Mergers, on November 2, 2018, WestRock borrowed $3,800,000,000 under the credit agreement, dated as of March 7, 2018 (the “Delayed Draw Credit Agreement”), among WRKCo, WestRock and certain subsidiaries of WestRock from time to time party thereto, as guarantors, the lenders from time to time party thereto and Wells Fargo, as administrative agent. The borrowings under the Delayed Draw Credit Agreement consisted of a 364-day senior unsecured term loan in an aggregate principal amount of $300,000,000, a three-year senior unsecured term loan in an aggregate principal amount of $1,750,000,000 and a five-year senior unsecured term loan in an aggregate principal amount of $1,750,000,000, and were used by WestRock to pay the Cash Consideration, to repay indebtedness under the Second Amended and Restated Credit Agreement, dated June 1, 2015, by and among KapStone, KapStone Kraft Paper Corporation, as borrower, the subsidiaries of KapStone Kraft Paper Corporation named therein, as guarantors, the lenders named therein and Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer, to pay fees and expenses incurred in connection with the Mergers and to provide for working capital for WestRock and its subsidiaries. The Delayed Draw Credit Agreement is described in, and attached as Exhibit 10.1 to, WRKCo’s Form 8-K filed with the SEC on March 9, 2018.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Mergers, shares of WRKCo common stock were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. As a result of the Mergers, WRKCo has requested that the NYSE file a Form 25 to withdraw the shares of WRKCo common stock from listing on the NYSE. The shares of WRKCo common stock will be suspended from trading on the NYSE prior to the open of trading on November 5, 2018. WRKCo expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the shares of WRKCo common stock, and suspend the reporting obligations under Sections 12(g) and 15(d) of the Exchange Act of WRKCo.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 1.01, 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Mergers, effective as of the Effective Time of the WestRock Merger, all directors of WRKCo (other than Steven C. Voorhees) tendered their letters of resignation from the board of directors of WRKCo (the “Board”) and Ward H. Dickson became a director of WRKCo.

In connection with the Mergers, effective as of the Effective Time of the WestRock Merger, all officers of WRKCo tendered their letters of resignation and the officers of Whiskey Merger Sub, Inc. as of the Effective Time became the officers of WRKCo. The names of these executive officers and their respective positions are indicated below:

Steven C. Voorhees	President and Chief Executive Officer
Ward H. Dickson	Executive Vice President and Chief Financial Officer
Kelly C. Janzen	Chief Accounting Officer
Robert B. McIntosh	Executive Vice President, General Counsel and Secretary

In addition, in connection with the Mergers, effective as of the Effective Time, WestRock assumed the compensation and benefit plans, agreements, policies and other arrangements sponsored, maintained or entered into by WRKCo, including those in which any director or named executive officer of WRKCo was a participant, as well as any rights and obligations of WRKCo thereunder.

Additional information required by Items 5.02(c) and (d) is included in (i) the Proxy Statement/Prospectus, (ii) WRKCo’s definitive annual proxy statement filed with the SEC on December 19, 2017 and (iii) WRKCo’s Current Report on Form 8-K filed on November 29, 2017 and is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2018, in connection with the Mergers, WRKCo (i) amended and restated its Certificate of Incorporation to read as the certificate of incorporation of WRKCo immediately prior to the Effective Time of the WestRock Merger, except that the name of WRKCo has been changed from “WestRock Company” to “WRKCo Inc.” and a provision had been added to require that any act or transaction by or involving WRKCo, other than the election or removal of directors, that requires for its adoption under the Delaware General Corporation Law (the “DGCL”) or the organizational documents of WRKCo the approval of the stockholders of WRKCo shall, by specific reference to Section 251(g) of the DGCL, require, in addition, the approval of the stockholders of WestRock (or any successor by merger), by the same vote as is required by the DGCL and/or by the organizational documents of WRKCo, and (ii) amended and restated its Bylaws to read as the bylaws of WRKCo immediately prior to the Effective Time of the WestRock Merger. The Amended and Restated Certificate of Incorporation of WRKCo was included as Annex A to the Certificate of Merger filed by WRKCo with the Secretary of State of the State of Delaware, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03. The Amended and Restated Bylaws of WRKCo are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of January 28, 2018, among WestRock, WRKCo, KapStone, Whiskey Merger Sub, Inc. and Kola Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to WRKCo’s Current Report on Form 8-K, filed with the SEC on January 29, 2018).
3.1	Certificate of Merger, effective as of November 2, 2018.
3.2	Amended and Restated Bylaws of WRKCo, effective as of November 2, 2018.
4.1	Supplemental Indenture No. 4, dated as of November 2, 2018, to the Indenture dated as of February 22, 2012, by and among RKT, the guarantors party thereto and HSBC Bank USA, National Association, as Trustee.
4.2	Supplemental Indenture No. 4, dated as of November 2, 2018, to the Indenture dated as of September 11, 2012, by and among RKT, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.3	Eighth Supplemental Indenture, dated as of November 2, 2018, to the Indenture dated as of July 15, 1982, between MWV and Deutsche Bank Trust Company Americas, as Trustee.
4.4	Fourth Supplemental Indenture, dated as of November 2, 2018, to the Indenture dated as of March 1, 1983, between MWV and The Bank of New York Mellon, as Trustee.
4.5	Fifth Supplemental Indenture, dated as of November 2, 2018, to the Indenture dated as of February 1, 1993, between MWV and The Bank of New York Mellon, as Trustee.
4.6	Second Supplemental Indenture, dated as of November 2, 2018, to the Indenture dated as of April 2, 2002, between MWV and The Bank of New York Mellon, as Trustee.
4.7	Third Supplemental Indenture, dated as of November 2, 2018, to the Indenture dated as of August 24, 2017, among WRKCo, RKT, MWV and The Bank of New York Mellon, as Trustee.

10.1	Joinder, dated as of November 2, 2018, to the Credit Agreement dated as of July 1, 2015, by and among WestRock, WestRock CP, LLC, WestRock Converting Company, WestRock Virginia Corporation and CoBank, ACB, as administrative agent.
10.2	Joinder, dated as of November 2, 2018, to the Credit Agreement dated as of October 31, 2017, by and among WRKCo, WestRock and Wells Fargo Bank, National Association, as administrative agent.
10.3	Joinder, dated as of November 2, 2018, to the Credit Agreement dated as of April 27, 2018, by and among WRKCo, WestRock and Coöperatieve Rabobank U.A., New York Branch, as administrative agent.
10.4	Joinder, dated as of November 2, 2018, to the Credit Agreement dated as of July 1, 2015, among WRKCo, WestRock, WestRock Company of Canada Holdings Corp./Compagnie de Holdings WestRock du Canada Corp. and Wells Fargo Bank, National Association, as administrative agent and multicurrency agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WRKCO INC.

By:	/s/ Robert B. McIntosh
	Name:	Robert B. McIntosh
	Title:	Executive Vice President, General Counsel and Secretary

Date: November 5, 2018